UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21260

CM Advisors Family of Funds

(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 305 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Bernard Brick

Ultimus Fund Solutions, LCC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(512) 329-0050

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

CM Advisors Family of Funds
Annual Report 2023

CM Advisors Fixed Income Fund

February 28, 2023

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisors Family of Funds (the “Trust”). This report is not authorized for distribution to prospective investors of the Trust unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisors Fixed Income Fund
Letter to Shareholders (Unaudited)	March 28, 2023

The Past is No Prologue to the Future

Dear Shareholders,

In last year’s letter, we discussed our view that inflation would remain higher than most were forecasting and well above the Federal Reserve’s 2% target. We expected this would force the Federal Reserve (the “Fed”) to raise the federal funds rates significantly to try to contain inflation. We positioned the CM Advisors Fixed Income Fund (the “Fund”) in shorter-maturity bonds that are less harmed by rising rates. This strategy served us well as interest rates increased significantly and prices of longer-dated bonds decreased throughout the year.

From the start of the Fund’s fiscal year, the Fed increased the federal funds rate from 0.25% to 4.75% by fiscal year-end. This resulted in one of the most aggressive rate-hiking cycles in history, causing the worst performance for longer-dated bonds in over 30 years. By investing in shorter-maturity bonds rather than longer-maturity bonds, we significantly outperformed the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”). For the fiscal year ended February 28, 2023, the Fund returned -2.45%, which compares favorably to the Index’s return of -9.72%.

Looking ahead

Much of today’s economic discussion still appropriately centers around the direction of inflation and interest rates, as the Fed continues to respond to higher inflation. Its course of action will largely determine whether we have a hard recession, a soft recession, or no recession at all. More recently, problems in the banking sector have sprung to the forefront. Management failures in risk oversight combined with lax regulatory enforcement by federal and state regulators led to the failure, closures and bailouts of Silicon Valley Bank and Signature Bank

Little attention has been paid to the decades of various policy errors that have brought us to this point. Instead, regulators, policy makers, and bureaucrats continue to double down on the same disastrous playbook as they try to clean up previous policy mistakes. The practice of kicking the can down the road only works if there’s a can to be kicked and a road for the kicking.

Many see the past as the prologue to our current economy, where the Fed increases the federal funds rate sufficiently to quash demand, slowing the economy, and thereby reducing inflation along with longer-dated interest rates; voila — all is good. Never mind it comes at the cost of a recession that will, once again, likely result in the application of the same debt-financed playbook of massive fiscal and monetary stimulus to restart the economy.

While this rinse-and-repeat approach has been viewed as a “success” when recovering from prior recessions, this time is different. The most obvious difference is that inflation is at a 40-year high. Additionally, we have the highest debt-to-GDP in any peacetime era, which has been financed by historically low interest rates.

As a result, the cumulative impact of debt-financed recoveries has dramatically increased the debt burden of the U.S., weakening the long-term vitality of our country. At the same time, we believe deglobalization will keep inflation elevated, while growing geopolitical threats are coalescing to challenge U.S. leadership and the world order.

CM Advisors Fixed Income Fund
Letter to Shareholders (Unaudited) (Continued)	March 28, 2023

Debt-financed recoveries cannot last forever. Eventually, the day of reckoning will come! And while it’s difficult to predict, this reckoning appears closer every day. Unfortunately, we see little evidence that any serious course correction is taking place.

Given the war in Ukraine has strengthened the Chinese-Russian alliance, and that China recently brokered a deal between historical enemies Saudi Arabia and Iran, and Russia recently brokered a deal between Saudi Arabia and Syria to all “play nice” should be of great concern.

While the evolving alliance may not trust one another, they are “frenemies” when it comes to challenging the U.S. With the emergence of China and the coalition of anti-U.S. “frenemies”, there is, for the first time, sufficient bulk to confront America and its western allies.

China has been quite outspoken in its desire to replace America as the world leader, replacing the existing world order with its own China-centric vision. It seems logical that, from a strategic standpoint, China’s tactic is to weaken the U.S. as much as possible before striking Taiwan, which, if successful, would solidify China as the new world leader, not so much because of the indispensable importance of Taiwan semi-conductors (the semi fabs would likely be rendered useless in a Chinese attack), but because a Chinese defeat of Taiwan would show an inability for the U.S. to protect its allies, crushing our superpower status.

So then how does China go about weakening the U.S.?

As Napoleon famously said, “Never interrupt your enemy when he’s making a mistake.”

China recognizes that the high level of U.S. Government debt along with significant inflation is the root of our vulnerability. Thus, by applying proper pressure, China can quicken the demise. The following lays out the state of U.S. national debt:

●	The United States has $31 trillion in U.S. Government debt.

●	The weighted-average maturity of debt is just 6 years.

●	In 2022, U.S. Government revenues were $5.03 trillion, while spending was $6.5 trillion, creating a $1.47 trillion deficit, financed by additional debt.

●	The current annual gross interest on U.S. debt is $650 billion, with an average interest rate of just 2%.

●	This in turn makes interest expense equal to 13% of revenue.

●	As debt matures and is reissued at higher interest rates, it will consume more of the budget, crowding out other discretionary spending such as Social Security and Medicare, among many others.

●	The impact of higher interest rates on today’s $31 trillion in debt, assuming just 4% (an increase of 2% from current levels), would double today’s interest cost. At $1.24 trillion, the interest expense alone for the U.S. would equal 25% of revenues!

This disregards the fact that, on average, the U.S. national debt increases about 8% annually. As the debt balance continues to grow, and the interest expense rises, the U.S. is quickly headed toward a debt-doom-loop, which is a cycle where rising interest

CM Advisors Fixed Income Fund
Letter to Shareholders (Unaudited) (Continued)	March 28, 2023

costs create bigger deficits, requiring more debt, resulting in larger interest expense. This would force the U.S. to print more money to pay this higher interest expense, creating bigger deficits.

Should this occur, it would be highly inflationary as investors would likely shun the U.S. dollar. There’s no doubt China sees this!

China and its evolving coalition of anti-U.S. countries could meaningfully strain U.S. military forces by simultaneously engaging in multi-regional skirmishes. We believe this would force the U.S. to choose between a weaker military or politically sensitive reductions in domestic entitlement spending, thus forcing the U.S. to drain valuable resources.

Add a misguided U.S. energy policy, which is likely to prove highly inflationary, with an aggressively well-timed China reopening, Russia holding oil off the market, Saudi Arabia and Iran controlling the flow of middle east oil and the administration’s depletion of the strategic oil reserve … what could go wrong?

All this is likely to keep U.S./NATO inflation well above their 2% target and interest rates high. The Fed is forced to choose between a near-term recession resulting in another round of massive stimulus and an even higher long-term inflation or keeping current and mid-term inflation above its target. The combination of high debt levels and higher interest rates could add further pressure on inflation should investors flee the U.S. dollar and shun longer-dated bonds in mass.

While this may seem like an overly gloomy view, we believe it is how China overtakes the U.S. without directly engaging militarily. We hope we are wrong, but so long as Washington continues to focus on election-driven party politics rather than long-term strategic policies, they will keep digging deeper holes and taking our nation down a path from which it could be hard to recover.

This is certainly not the only potential scenario, as China has their own set of problems, and the U.S. retains significant and durable advantages. U.S. technology leadership, for example, has long been a source of economic growth and productivity improvement. Over the next several years, as the expansion of artificial intelligence, genomics, robotics, digital manufacturing, and quantum computing takes hold, we see great potential for further productivity growth. In artificial intelligence and quantum computers, for example, we see tremendous potential for technological breakthroughs. Today, quantum computers can calculate 158 million times faster than the fastest computer. As quantum computers move from labs to production, nearly every industry will see significant advances while also helping to reduce many of the current inflationary pressures. However, the potential scenario we outlined is one that is rarely discussed but has significant ramifications with increasing probability and thus felt must be addressed.

What are investors to do?

We continue to expect elevated economic volatility as the Fed battles inflation that remains stubbornly above its target. At the same time, the Fed is adding additional liquidity and backstopping some bank deposits in hopes of preventing the banking problems from becoming a full-blown crisis. In this environment, we still favor very short-term, higher-quality debt instruments (i.e., bonds with maturities of 3 years or less)

CM Advisors Fixed Income Fund
Letter to Shareholders (Unaudited) (Continued)	March 28, 2023

and believe it should be the core of one’s investments today. We continually monitor economic data and will make appropriate adjustments when warranted. In the meantime, we expect to maintain our current posture holding shorter-maturity bonds.

The U.S. has overcome many significant challenges throughout history, and while today’s environment is no-less challenging, the U.S. remains armed with significant and durable attributes, giving us confidence that we will overcome the challenges ahead.

Jim Brilliant, CFA

CM Advisors Fixed Income Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in CM Advisors Fixed Income Fund versus the
Bloomberg U.S. Aggregate Bond Index

Average Annual Total Returns
(for the periods ended February 28, 2023)

	1 Year	5 Years	10 Years
CM Advisors Fixed Income Fund	-2.45%	0.65%	1.15%
Bloomberg U.S. Aggregate Bond Index	-9.72%	0.53%	1.12%

This graph depicts the performance of CM Advisors Fixed Income Fund (the “Fund”) versus the Bloomberg U.S. Aggregate Bond Index. The graph assumes an initial $10,000 investment at February 28, 2013 and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fixed Income Fund
Supplementary Portfolio Information
February 28, 2023 (Unaudited)

Asset Allocation*
(% of Net Assets)

*	As of February 28, 2023, the Fund held no securities in the Consumer Staples & Real Estate sectors.

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 2.750%, due 11/15/23	12.7%
U.S. Treasury Notes, 4.250%, due 12/31/24	7.8%
PHI Group, Inc.	6.5%
U.S. Treasury Notes, 2.500%, due 03/31/23	3.9%
U.S. Treasury Notes, 2.750%, due 04/30/23	3.9%
U.S. Treasury Notes, 2.750%, due 05/31/23	3.9%
U.S. Treasury Notes, 2.500%, due 08/15/23	3.9%
U.S. Treasury Notes, 2.250%, due 12/31/23	3.9%
U.S. Treasury Notes, 2.375%, due 02/29/24	3.9%
JPMorgan Chase & Company, 3.375%, due 05/01/23	2.8%

CM Advisors Fixed Income Fund
Schedule of Investments
February 28, 2023
COMMON STOCKS — 6.5%	Shares	Value
Energy — 6.5%
Oil & Gas Services & Equipment — 6.5%
PHI Group, Inc. * (Cost $1,609,094)	149,912	$1,649,032

CORPORATE BONDS — 36.5%	Par Value	Value
Communications — 1.5%
Telecommunications — 1.5%
Qwest Corporation, 7.250%, due 09/15/25	$370,000	$365,098

Consumer Discretionary — 4.7%
Automotive — 4.7%
Ford Motor Credit Company, LLC, 2.150%, due 06/20/24	200,000	188,058
General Motors Corporation, 4.875%, due 10/02/23	500,000	499,850
General Motors Financial Company, Inc., 5.100%, due 01/17/24	500,000	497,673
		1,185,581
Energy — 6.5%
Oil & Gas Producers — 6.5%
EQT Corporation, 6.125%, due 02/01/25 (a)	600,000	600,828
ONEOK, Inc., 2.750%, due 09/01/24	575,000	549,889
Pioneer Natural Resources Company, 0.550%, due 05/15/23	500,000	495,215
		1,645,932
Financials — 8.3%
Banking — 8.3%
Bank of America Corporation, 4.000%, due 01/22/25	200,000	194,832
JPMorgan Chase & Company,
3.375%, due 05/01/23	700,000	697,931
1.100%, due 06/22/26	650,000	554,254
Wells Fargo & Company, 4.125%, due 08/15/23	650,000	647,093
		2,094,110
Health Care — 3.1%
Biotech & Pharma — 3.1%
AbbVie, Inc., 3.750%, due 11/14/23	250,000	247,075
McKesson Corporation, 2.850%, due 03/15/23	540,000	539,616
		786,691
Industrials — 2.8%
Engineering & Construction — 0.6%
Fluor Corporation, 3.500%, due 12/15/24	166,000	158,641

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)
CORPORATE BONDS — 36.5% (Continued)	Par Value	Value
Industrials — 2.8% (Continued)
Industrial Support Services — 2.2%
United Rentals North America, Inc., 5.500%, due 05/15/27	$570,000	$558,600

Materials — 1.1%
Metals & Mining — 1.1%
Freeport-McMoran Copper & Gold, Inc., 3.875%, due 03/15/23	275,000	274,681

Technology — 6.2%
Technology Hardware — 5.6%
Corning, Inc., 7.250%, due 08/15/36	500,000	523,728
Hewlett Packard Enterprise Company, 4.450%, due 10/02/23	200,000	198,716
International Business Machines Corporation, 3.625%, due 02/12/24	700,000	687,869
		1,410,313
Technology Services — 0.6%
Thomson Reuters Corporation, 4.300%, due 11/23/23	150,000	148,781

Utilities — 2.3%
Electric Utilities — 2.3%
American Electric Power Company, Inc., 2.031%, due 03/15/24	600,000	577,854

Total Corporate Bonds (Cost $9,335,109)		$9,206,282

U.S. TREASURY OBLIGATIONS — 46.1%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 2.2%
2.375%, due 01/15/25	$551,152	$554,990

U.S. Treasury Notes — 43.9%
2.500%, due 03/31/23	1,000,000	998,202
2.750%, due 04/30/23	1,000,000	996,578
2.750%, due 05/31/23	1,000,000	994,541
2.500%, due 08/15/23	1,000,000	988,477
2.750%, due 11/15/23	3,250,000	3,196,807
2.250%, due 12/31/23	1,000,000	976,562
2.375%, due 02/29/24	1,000,000	973,281
4.250%, due 12/31/24	2,000,000	1,977,500
		11,101,948

Total U.S. Treasury Obligations (Cost $11,735,644)		$11,656,938

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)
MONEY MARKET FUNDS — 15.8%	Shares	Value
Allspring Treasury Plus Money Market Fund - Institutional Class, 4.39% (b) (Cost $3,994,871)	3,994,871	$3,994,871

Total Investments at Value — 104.9% (Cost $26,674,718)		$26,507,123

Liabilities in Excess of Other Assets — (4.9%)		(1,240,101)

Net Assets — 100.0%		$25,267,022

*	Non-income producing security.

(a)	Step coupon. Rate shown is the coupon in effect as of February 28, 2023.

(b)	The rate shown is the 7-day effective yield as of February 28, 2023.

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Statement of Assets and Liabilities
February 28, 2023
ASSETS
Investments in securities:
At cost	$26,674,718
At value (Note 2)	$26,507,123
Receivable from Advisor (Note 5)	4,133
Dividends and interest receivable	160,586
Other assets	17,956
TOTAL ASSETS	26,689,798

LIABILITIES
Payable for capital shares redeemed	50,000
Payable for investment securities purchased	1,340,406
Payable to administrator (Note 5)	5,680
Accrued trustee fees (Note 5)	4,500
Other accrued expenses	22,190
TOTAL LIABILITIES	1,422,776

NET ASSETS	$25,267,022

Net assets consist of:
Paid-in capital	$27,777,768
Accumulated deficit	(2,510,746)
Net Assets	$25,267,022

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,435,108

Net asset value, redemption price and offering price per share	$10.38

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Statement of Operations
Year Ended February 28, 2023
INVESTMENT INCOME
Dividends	$47,002
Interest	621,455
TOTAL INVESTMENT INCOME	668,457

EXPENSES
Investment advisory fees (Note 5)	136,841
Legal fees	49,092
Registration and filing fees	39,482
Fund accounting fees (Note 5)	26,726
Trustees’ fees (Note 5)	26,250
Administration fees (Note 5)	24,000
Transfer agent fees (Note 5)	18,250
Audit and tax services fees	16,411
Compliance support services fees	8,547
Distributor service fees (Note 5)	7,833
Custody and bank service fees	7,118
Shareholder reporting expenses	6,397
Pricing fees	4,799
Postage and supplies	3,206
Insurance expense	3,046
Other expenses	13,034
TOTAL EXPENSES	391,032
Advisory fees waived and reimbursed by Advisor (Note 5)	(153,019)
NET EXPENSES	238,013

NET INVESTMENT INCOME	430,444

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from investment transactions	(32,451)
Net change in unrealized appreciation (depreciation) on investments	(1,128,462)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,160,913)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(730,469)

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	February 28,	February 28,
	2023	2022
FROM OPERATIONS
Net investment income	$430,444	$711,245
Net realized gains (losses) from investment transactions	(32,451)	19,585
Net change in unrealized appreciation (depreciation) on investments	(1,128,462)	(365,731)
Net increase (decrease) in net assets resulting from operations	(730,469)	365,099

DISTRIBUTIONS TO SHAREHOLDERS	(353,061)	(735,709)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,745	59,141
Net asset value of shares issued in reinvestment of distributions to shareholders	331,125	680,032
Payments for shares redeemed	(3,096,242)	(3,704,142)
Net decrease in net assets from share transactions	(2,747,372)	(2,964,969)

TOTAL DECREASE IN NET ASSETS	(3,830,902)	(3,335,579)

NET ASSETS
Beginning of year	29,097,924	32,433,503
End of year	$25,267,022	$29,097,924

CAPITAL SHARE ACTIVITY
Shares sold	1,701	5,425
Shares reinvested	31,753	62,706
Shares redeemed	(297,959)	(339,914)
Net decrease in shares outstanding	(264,505)	(271,783)
Shares outstanding, beginning of year	2,699,613	2,971,396
Shares outstanding, end of year	2,435,108	2,699,613

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Financial Highlights

Per share data for a share outstanding throughout each year:
	Years Ended
	February 28,		February 28,		February 28,		February 29,	February 28,
	2023		2022		2021		2020	2019
Net asset value at beginning of year	$10.78		$10.92		$10.89		$10.90	$11.20
Income (loss) from investment operations:
Net investment income	0.17		0.26		0.16		0.22	0.31
Net realized and unrealized gains (losses) on investments	(0.43)		(0.13)		0.05	(a)	0.01	(0.25)
Total from investment operations	(0.26)		0.13		0.21		0.23	0.06
Less distributions from:
Net investment income	(0.14)		(0.27)		(0.18)		(0.24)	(0.30)
Net realized gains	—		—		—		—	(0.06)
Total distributions	(0.14)		(0.27)		(0.18)		(0.24)	(0.36)
Net asset value at end of year	$10.38		$10.78		$10.92		$10.89	$10.90
Total return (b)	(2.45%)		1.17%		1.92%		2.15%	0.55%
Ratios and supplemental data:
Net assets at end of year (000’s)	$25,267		$29,098		$32,434		$52,628	$64,219
Ratio of total expenses to average net assets	1.43%		1.35%		1.18%		0.96%	0.90%
Ratio of net expenses to average net assets	0.87	% (c)	0.87	% (c)	0.96	% (c)	0.96%	0.90%
Ratio of net investment income to average net assets	1.57	% (c)	2.33	% (c)	1.44	% (c)	2.00%	2.75%
Portfolio turnover rate	40%		37%		4%		20%	28%

(a)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period, primarily due to the timing of sales and redemptions of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after investment advisory fee waivers (Note 5).

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Notes to Financial Statements
February 28, 2023

1.	Organization

CM Advisors Fixed Income Fund (the “Fund”) is a diversified no-load series of CM Advisors Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

The investment objective of the Fund is to seek to preserve capital and maximize total return.

2.	Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation – The Fund’s portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities, including common stocks, listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. To the extent that the Fund is invested in other open-end investment companies, including money market funds, that are registered under the 1940 Act and not traded on an exchange, the Fund’s net asset values (“NAVs”) are calculated based upon the NAVs reported by such registered open-end investment companies; the prospectuses for these registered open-end investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Fixed income securities are typically valued based on prices provided by an independent pricing service. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined by Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) (the “Advisor”), as the Fund’s valuation designee, in accordance with procedures adopted by the Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

CM Advisors Fixed Income Fund
Notes to Financial Statements (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Corporate bonds and U.S. Treasury obligations held by the Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and the inputs used to value the investments as of February 28, 2023 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$1,649,032	$—	$1,649,032
Corporate Bonds	—	9,206,282	—	9,206,282
U.S. Treasury Obligations	—	11,656,938	—	11,656,938
Money Market Funds	3,994,871	—	—	3,994,871
Total	$3,994,871	$22,512,252	$—	$26,507,123

Refer to the Fund’s Schedule of Investments for a listing of the securities by asset type and sector and industry type. The Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended February 28, 2023.

Share Valuation – The NAV per share of the Fund is calculated on each business day by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Realized gains and losses on investments sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CM Advisors Fixed Income Fund
Notes to Financial Statements (Continued)

Dividends and Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Distributions from net realized capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended February 28, 2023 and 2022 was ordinary income.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases (decreases) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

3.	Federal Income Tax

The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2023:

Tax cost of portfolio investments	$26,674,751
Gross unrealized appreciation	$134,090
Gross unrealized depreciation	(301,718)
Net unrealized depreciation	(167,628)
Undistributed ordinary income	111,040
Accumulated capital and other losses	(2,454,158)
Accumulated deficit	$(2,510,746)

The difference between the federal income tax cost of investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

During the year ended February 28, 2023, the Fund utilized $9,011 of short-term capital loss carryforwards.

CM Advisors Fixed Income Fund
Notes to Financial Statements (Continued)

As of February 28, 2023, the Fund had short-term capital loss carryforwards of $208,785 and long-term capital loss carryforwards of $2,245,373 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits, as income tax expenses in the Statement of Operations. As of February 28, 2023, the Fund did not incur any interest or penalties.

4.	Investment Transactions

During the year ended February 28, 2023, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government obligations, were as follows:

Cost of purchases of investment securities	$3,995,633
Proceeds from sales and maturities of investment securities	$4,182,363

Cost of purchases and proceeds from sales and maturities of long-term U.S. Government obligations during the year ended February 28, 2023 were:

Cost of purchases of investment securities	$2,994,222
Proceeds from sales and maturities of investment securities	$8,954,136

5.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund pays a monthly advisory fee to the Advisor calculated at the annual rate of 0.50% of its average daily net assets. The Advisor has entered into an Expense Limitation Agreement (the “ELA”) with the Fund under which it has agreed until July 1, 2023 to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a Rule 12b-1 Plan) to not more than 0.87% of its average daily net assets. The ELA cannot be terminated prior to July 1, 2023 without the approval of the Board. Accordingly, during the year ended February 28, 2023, the Advisor did not collect any of its investment advisory fees and reimbursed other operating expenses in the amount of $16,178. These fees are not available for recoupment by the Advisor.

Certain Trustees and officers of the Trust are also officers of the Advisor.

CM Advisors Fixed Income Fund
Notes to Financial Statements (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, accounting, and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for its services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of its portfolio securities.

Pursuant to the terms of a Distribution Agreement with the Trust, the Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. For the year ended February 28, 2023, the Distributor received $7,833 in fees from the Fund for such services.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Fund for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives an annual retainer of $10,000, paid quarterly; a fee of $2,000 for attendance at each in-person meeting of the Board of Trustees; and a fee of $500 for attendance at each telephonic meeting of the Board of Trustees. The Fund reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

PRINCIPAL HOLDER OF FUND SHARES

As of February 28, 2023, the following shareholder of record owned 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Charles Schwab & Company (for the benefit of its customers)	88%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholders’ meeting.

6.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7.	Subsequent Event

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is

CM Advisors Fixed Income Fund
Notes to Financial Statements (Continued)

required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the following:

On March 31, 2023, the Fund paid an ordinary income dividend of $0.0736 per share to shareholders of record on March 30, 2023.

CM Advisors Fixed Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
CM Advisors Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CM Advisors Fixed Income Fund, a series of shares of beneficial interest in CM Advisors Family of Funds (the “Fund”), as of February 28, 2023, and the related statements of operations, changes in net assets and financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, and the results of its operations and changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended February 28, 2022 and the financial highlights for each of the years in the four-year period then ended, were audited by other auditors whose report dated April 26, 2022, expressed an unqualified opinion on those financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
April 28, 2023

CM Advisors Fixed Income Fund
Change in Independent Registered Public Accounting Firm (Unaudited)

Effective March 8, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of CM Advisors Fixed Income Fund (the “Fund”), a series of CM Advisors Family of Funds, as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Fund as of and for the fiscal years ended 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended 2022 and 2021, and during the subsequent interim period through March 8, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Effective March 8, 2023, the Audit Committee of the Board of Trustees and the Board of Trustees approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ended February 28, 2023.

During the fiscal years ended 2022 and 2021, and during the subsequent interim period through March 8, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

CM Advisors Fixed Income Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. Ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2022) and held until the end of the period (February 28, 2023).

The table below illustrates the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it impose any sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CM Advisors Fixed Income Fund
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value	Net	Expenses
	September 1,	February 28,	Expense	Paid During
	2022	2023	Ratio(a)	Period(b)
Based on Actual Fund Return	$1,000.00	$ 997.20	0.87%	$4.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.48	0.87%	$4.36

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Fixed Income Fund
Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-888 -859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at www.sec.gov and on the Fund’s website www.cmadvisorsfunds.com.

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees approved the appointment of a Liquidity Risk Committee, which includes representatives from CM Fund Advisors, the Fund’s investment adviser. The Liquidity Risk Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered from June 1, 2021 to May 31, 2022 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on October 24, 2022. The Report concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

CM Advisors Fixed Income Fund
Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Mark F. Ivan 805 Las Cimas Parkway Suite 305 Austin, TX 78746 Year of birth: 1956	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	1	None
Richard M. Lewis 805 Las Cimas Parkway Suite 305 Austin, TX 78746 Year of birth: 1959	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Evolve Cellular Inc., a telecommunication services company, since 2012. Mr. Lewis has also been Chief Financial Officer of Skylark Wireless Inc., a telecommunication products company, since August 2021.	1	None
Interested Trustee and Executive Officers
James D. Brilliant* 805 Las Cimas Parkway, Suite 305 Austin, Texas 78746 Year of birth: 1966	Trustee President and Chairman	Since 5/2003 Since 6/2020	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	1	None
Scott Van Den Berg 805 Las Cimas Parkway, Suite 305 Austin, Texas 78746 Year of birth: 1967	Secretary Treasurer	Since 5/2003 Since 6/2020	Mr. Van Den Berg is President, Chief Operating Officer, and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Chief Compliance Officer until 2017. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	1	None

CM Advisors Fixed Income Fund
Information about Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Lisa A. Stroud 805 Las Cimas Parkway, Suite 305 Austin, Texas 78746 Year of birth: 1973	Chief Compliance Officer	Since 10/2017	Ms. Stroud has served as CCO for the Advisor since 2016. Previously, she served as Project Manager at the Advisor from 2010 to 2016. Ms. Stroud has been with the Advisor since 2002 and is a Chartered Mutual Fund Counselor (CMFC) and Investment Adviser Certified Compliance Professinal (IACCP).	1	None

*	Mr. Brilliant is an Interested Trustee because he is an officer and employee of the Advisor as well as the son-in-law of Arnold Van Den Berg, Chief Executive Officer of the Advisor, and the brother-in-law of Scott Van Den Berg, President of the Advisor.

CM Advisors Fixed Income Fund
Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of CM Advisors Family of Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended, of the Trust (the “Independent Trustees”) voting separately, has reviewed and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Trust, on behalf of the CM Advisors Fixed Income Fund (the “Fixed Income Fund” or the “Fund”), and CM Fund Advisors (the “Advisor”) for an additional annual term. This approval took place at a meeting held by telephone conference (due to circumstances related to the COVID-19 pandemic in reliance on the exemptive relief granted by the U.S. Securities and Exchange Commission regarding certain in-person voting requirements) on February 6, 2023 (the “Meeting”), at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

During their deliberations, the Board was advised by legal counsel and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and legal counsel.

In deciding whether to approve continuation of the Advisory Agreement, the Trustees noted their review of the materials related to the Fixed Income Fund and the Advisor throughout the past year and their various discussions with Trust management and the Advisor with respect to the operations and performance of the Fund during that time. The Trustees further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Trustees considered the services being provided by the Advisor to the Fixed Income Fund including, without limitation, its investment advisory services during the previous twelve-month period, its coordination of services for the Fixed Income Fund among the Fund’s various service providers, its compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. Further, the Trustees noted that the Trust’s president, secretary, treasurer, CCO, principal executive officer, and principal financial officer are employees of the Advisor and they each serve the Trust without additional compensation from the Fund. Following a consideration of all this information as well as additional material in the Advisor Memorandum, the Board determined that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Fixed Income Fund.

The investment performance of the Fixed Income Fund and the Advisor. The Board compared the short-term and long-term performance of the Fixed Income Fund with the performance of its benchmark index, custom peer group of comparable funds managed by other advisors, and Morningstar category (Short Term Bond Funds Under $400 Million, True No-Load). The Trustees concluded that the Advisor had reasonably explained the Fund’s performance results. In addition, the Trustees considered the consistency of the Advisor’s management of the Fixed Income Fund with the Fund’s investment objective and policies. After discussion of the Fund’s short-term and long-term investment performance, the Advisor’s experience in managing the Fund, and other factors, the Board determined that the investment performance of the Fixed Income Fund was acceptable.

CM Advisors Fixed Income Fund
Approval of Investment Advisory Agreement (Unaudited)

The costs of the services provided and profits realized by the Advisor from its relationship with the Fixed Income Fund. With respect to this matter, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the Advisor’s financial condition as well as its level of commitment to the Fixed Income Fund; the level of commitment by the principals of the Advisor; the Fund’s asset levels; the Advisor’s previous payment of startup costs for the Fund; the Fund’s overall expenses; the Advisor’s estimated costs in managing the Fund and the corresponding profitability to the Advisor for managing the Fund; the Advisor’s statements at the Meeting with respect to its continued support for the operation of the Fund; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Fund. Further, the Board considered the Expense Limitation Agreement of the Fixed Income Fund with the Advisor and reviewed the Advisor’s current and past fee waivers and expense reimbursements for the Fund under the Expense Limitation Agreement. In addition, the Board considered the Advisor’s representation that it intends to continue the Expense Limitation Agreement for the Fixed Income Fund until at least July 1, 2024.

The Trustees then noted the potential benefits to the Advisor in managing the Fixed Income Fund, such as promotion of the Advisor’s name and the ability of the Advisor to place small accounts into the Fund. In addition, the Trustees compared the fees and expenses of the Fixed Income Fund and comparable funds, noting the differences in the types of funds being compared, the style of investment management, the size of comparable funds and the nature of the investment strategies. Further, the Trustees compared the fees paid by the Fund to the fees paid by other clients of the Advisor and, keeping in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, observed that the fee structures applicable to the Advisor’s other clients utilizing similar strategies were not indicative of any unreasonableness regarding the advisory fees proposed to be payable by the Fixed Income Fund. After making these comparisons and upon further consideration and discussion of the foregoing, the Trustees concluded that the expected profit, if any, to be realized by the Advisor in connection with the management of the Fixed Income Fund for the next year is reasonable and that the management fees paid to the Advisor by the Fixed Income Fund are within the range of what would have been negotiated at arm’s length.

The extent to which economies of scale would be realized as the Fixed Income Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to this matter, the Board noted that the fee arrangement of the Fixed Income Fund with the Advisor involves both a management fee and an Expense Limitation Agreement. The Trustees stated that the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement throughout the years. The Trustees further noted that, although the management fee rate would remain the same at all asset levels, the Fixed Income Fund would likely benefit from economies of scale under its agreements with service providers other than the Advisor. Following further discussion of the asset level of the Fixed Income Fund and expectations for growth and levels of fees, the Board determined that, at the Fund’s current and projected asset levels for the next year, the Fund’s fee arrangements with the Advisor were reasonable in relation to the nature and quality of services being provided by the Advisor.

CM Advisors Fixed Income Fund
Approval of Investment Advisory Agreement (Unaudited)

The Advisor’s practices regarding brokerage and portfolio transactions. With respect to this matter, the Board reviewed the Advisor’s standards, and performance in utilizing those standards, to seek best execution for portfolio transactions for the Fund. The Board noted that the fixed income portfolio transactions of the Fixed Income Fund are generally principal transactions executed in over-the-counter markets on a net basis. Additionally, the Trustees considered the historical portfolio turnover rates for the Fixed Income Fund; the process by which evaluations are made of the overall reasonableness of any commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further discussion, the Trustees concluded that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Trustees reviewed such factors as the experience and abilities of the advisory personnel assigned to the Fixed Income Fund; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for the bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board determined that the Advisor’s standards and practices regarding the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion. After additional discussion of the factors stated above and in reliance on the information provided by the Advisor and Trust management and considering the totality of all factors discussed and information presented at this Meeting and previous meetings, the Board stated its agreement to approve the continuance of the Advisory Agreement. It was noted that in the Trustees’ deliberations with respect to the approval of the continuance of the Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to various factors noted above.

CM Advisors Fixed Income Fund
a series of
CM Advisors Family of Funds

For Shareholder Service Inquiries: Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707 Toll-Free Telephone: 1-888-859-5856

For Investment Advisor Inquiries:

Van Den Berg Management I, Inc.

(d/b/a CM Fund Advisors)

805 Las Cimas Parkway, Suite 305
Austin, Texas 78746

Toll-Free Telephone:

1-888-859-5856

World Wide Web @:

www.cmadvisorsfunds.com

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisors Family of Funds:

See Our Web site @ www.cmadvisorsfunds.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

CM-AR-23

(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard M. Lewis. Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,000 and $14,000 with respect to the registrant’s fiscal years ended February 28, 2023 and February 28, 2022, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,000 with respect to the registrant’s fiscal years ended February 28, 2023 and February 28, 2022, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees of $2,500 and $2,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 28, 2023 and February 28, 2022, respectively. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)       Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not applicable

(2) Change in the registrant’s independent public accountants: Attached hereto

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

Exhibit 99.IND PUB ACCT Change in registrant’s independent public accounting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CM Advisors Family of Funds

By (Signature and Title)*		/s/ James D. Brilliant

James D. Brilliant, Chairman and President

Date	May 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ James D. Brilliant

James D. Brilliant, Chairman and President

Date	May 4, 2023

By (Signature and Title)*		/s/ Scott Van Den Berg

Scott Van Den Berg, Treasurer and Principal Accounting Officer

Date	May 4, 2023

* Print the name and title of each signing officer under his or her signature.